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                                 PEABODY & BROWN
                               101 Federal Street
                        Boston, Massachusetts 02110-1832
                                 (617) 345-1000


                                                  December 29, 1997

Securities and Exchange Commission
450 Fifth St., N.W.
Washington, DC 20549

         Re:      Mutual Fund Investment Trust
                  Chase Balanced Fund
                  Chase Core Equity Fund
                  Chase Equity Growth Fund
                  Chase Equity Income Fund
                  Chase Income Fund
                  Chase Intermediate Term Bond Fund
                  Chase International Equity Fund
                  Chase Mid Cap Growth Fund
                  Chase Money Market Fund
                  Chase New York Tax Free Income Fund
                  Chase Short-Intermediate Term U.S. Government Securities
                     Fund
                  Chase Small Capitalization Fund
                  Chase Tax Free Income Fund
                  Chase Tax Free Money Market Fund
                  Chase U.S. Government Securities Fund

Ladies and Gentleman:

         We have acted as special Massachusetts counsel to Mutual Fund Investment Trust, a Massachusetts business trust (the "Trust") currently consisting of the above-referenced fifteen series (the "Funds") on various general matters. This opinion is written in reference to the shares of beneficial interest, $0.001 par value (the "Shares") of the Funds, to be offered and sold pursuant to a Registration Statement on Form N-1A (registration no. 33-9421 and 811-5526) filed by the Trust pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (the "Registration Statement").

         We have reviewed, insofar as it relates or pertains to each of the Funds, the Registration Statement. We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, records and other instruments we have deemed necessary or appropriate for the purposes of this opinion. For purposes of such examination, we have assumed the genuineness of all signatures and original documents and the conformity to original documents of all copies submitted.

         Based upon the foregoing, we are of the opinion that the Shares have been duly and validly authorized and, when issued and sold in accordance with the Trust's Declaration of Trust and


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Registration Statement, will be legally issued, fully paid and non-assessable.

         We consent to the filing of this opinion with the Securities and Exchange Commission as an exhibit to the Registration Statement.

                                              Very truly yours,

                                             /s/  Peabody & Brown
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                                                PEABODY & BROWN